Execution Version US 5218244v.2 WAIVER AND CONSENT AGREEMENT This WAIVER AND CONSENT AGREEMENT (this “Agreement”) is made as of September 13, 2017, by and among Nexeo Solutions, Inc. (the “Company”) and Nexeo Holdco, LLC (“Holdco”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Shareholders’ and Registration Rights Agreement, dated as of March 21, 2016, by and among the Company, WL Ross Sponsor LLC and Holdco, as amended by Amendment No. 1 to Shareholders’ and Registration Rights Agreement, dated June 7, 2016 (as amended, the “SHRRA”). RECITALS WHEREAS, pursuant to Section 3.2(h) of the SHRRA, for so long as any Sponsor has the right to designate at least one (1) director for nomination under the SHRRA, the Company will take all Necessary Action to ensure that the number of directors serving on the Board of Directors shall not exceed nine (9); WHEREAS, pursuant to Section 7.6(a) of the SHRRA, the SHRRA may be amended, modified and waived in whole or in part with the written consent of the Company and the Shareholders holding in aggregate more than fifty percent (50%) of the Company Shares held by the Shareholders; provided that any such amendment, modification or waiver that (i) would be materially adverse in any respect to any Qualifying Shareholder shall require the prior written consent of such Qualifying Shareholder or (ii) would be disproportionately adverse to any Sponsor relative to the Qualifying Shareholders (or, to the extent there are no Qualifying Shareholders, relative to the other Sponsors) shall require the prior written consent of such disproportionately adversely affected Sponsor; WHEREAS, the Board of Directors of the Company desires to increase the number of directors from nine (9) to ten (10) and has requested that TPG waive the requirement of Section 3.2(h) of the SHRRA requiring the Company to take all Necessary Action to ensure that the number of directors serving on the Board of Directors not exceed nine (9); and WHEREAS, the undersigned parties constitute the parties required to amend, modify and waive the SHRRA in accordance with the above-listed requirements. NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows: AGREEMENT 1. Waiver and Consent. Notwithstanding any provision of the SHRRA to the contrary: (a) The Board of Directors of the Company shall be permitted to increase the number of directors from nine (9) to ten (10); and Exhibit 10.1

Execution Version US 5218244v.2 (b) TPG hereby (i) consents to the proposed increase in the number of directors and (ii) waives any non-compliance by the Company with Section 3(h) of the SHRRA in connection with the proposed increase in the number of directors. 2. No Waiver. Except as expressly stated herein, nothing in this Agreement shall be deemed a consent to, or waiver of, any other action or inaction of the Company or TPG which constitutes (or would constitute) a violation of any provision of the SHRRA, nor shall the limited waiver provided herein constitute a course of conduct or dealing among the parties. For the avoidance of doubt, the consent and waiver set forth in Section 1 of this Agreement shall apply with respect to the proposed increase in the number of directors from nine (9) to ten (10) only and shall not be deemed a consent with respect to any future increase or decrease in the number of directors serving on the Board of Directors of the Company. 3. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Agreement by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof. 4. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto. 5. Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (a) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction, then in the applicable Delaware state court), or if under applicable Law exclusive jurisdiction of such action is vested in the federal courts, then the United States District Court for the District of Delaware, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive, and (b) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum. 6. Specific Performance. Each party hereby agrees that the other party may demand specific performance of this Agreement without prejudice to any other remedy to which it is entitled at law or in equity. Each party hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the other party in connection with the transactions contemplated hereby. 7. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue Exhibit 10.1

Execution Version US 5218244v.2 in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party. (Signature Page Follows) Exhibit 10.1

Signature Page to Waiver and Consent Agreement IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. NEXEO SOLUTIONS, INC. By: /s/ Michael B. Farnell, Jr._______________ Name: Michael B. Farnell, Jr. Title: Executive Vice President, Chief Administrative Officer NEXEO HOLDCO, LLC TPG VI AIV SLP SD, L.P., its managing member By: TPG AIV SLP SD Advisors, L.L.C., its general partner By: /s/ Mike LaGatta______________________ Name: Mike LaGatta Title: Vice President Exhibit 10.1